Exhibit 99.4

CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the incorporation by reference in the Registration Statement Nos. 333-190395, 333-172002, 333-149436 and 333-127017 of Stoneridge Inc. on Form S-8 of our report dated June 28, 2017, related to the consolidated financial statements of Exploitatiemaatschappij De Berghaaf B.V. (Orlaco) as of and for the years ended December 31, 2016 and 2015, and appearing in this Current Report on Form 8-K/A of Stoneridge, Inc. dated January 31, 2017 (filed on June 29, 2017).

Arnhem, the Netherlands, June 28, 2017

For and on behalf of BDO Audit & Assurance B.V.,

/s/ drs. J.A.W. Huls RA
drs. J.A.W. Huls RA